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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 18, 2003


                          Third Wave Technologies, Inc.
             (Exact Name of Registrant as Specified in Its Charter)




         Delaware                       000-31745               39-1791034
         --------                       ---------               ----------
       (State or Other                 (Commission             (IRS Employer
Jurisdiction of Incorporation)         File Number)          Identification No.)


502 South Rosa Road, Madison, WI                                 53719-1256
--------------------------------------------                     ----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (312) 228-4500



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

         On February 18, 2003, Third Wave Technologies, Inc., a Delaware corporation (the "Company") and EquiServe Trust Company N.A., as Rights Agent (the "Rights Agent"), entered into Amendment No. 1 (the "Amendment") to the Stock Rights Agreement, dated as of October 24, 2001, between the Company and the Rights Agent.

         A copy of the Amendment is attached hereto as Exhibit 4 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

Exhibit
Number     Description of Exhibit
-------    ----------------------

  4 Amendment No. 1, dated as of February 18, 2003, to Stock Rights Agreement, dated as of October 24, 2001, between Third Wave Technologies, Inc., a Delaware corporation, and EquiServe Trust Company N.A., as Rights Agent.





                                      -2-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      Third Wave Technologies, Inc.
                                      (Registrant)



     Date: February 18, 2003          By:  /S/ John Comerford
                                         --------------------------------------
                                      Name:  John Comerford
                                      Title: Vice President, General
                                             Counsel & Secretary







                                      -3-

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                                  EXHIBIT INDEX
Exhibit
Number     Description of Exhibit
-------    ----------------------

  4 Amendment No. 1, dated as of February 18, 2003, to Stock Rights Agreement, dated as of October 24, 2001, between Third Wave Technologies, Inc., a Delaware corporation, and EquiServe Trust Company N.A., as Rights Agent.